UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2020

GROM SOCIAL ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-55585	46-5542401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2060 NW Boca Raton Blvd. #6
Boca Raton, Florida 33431
(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 287-5776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Exchange Agreements

On November 30, 2020, Grom Social Enterprises, Inc., a Florida corporation (the “Company”), entered into exchange agreements (each a “Debt Exchange Agreement”) with holders of two of the Company’s 10% convertible notes (the “OID Notes”) in the aggregate amount of $200,000 of outstanding principal and accrued and unpaid interest. Pursuant to the terms of the Debt Exchange Agreements, the holders of the OID Notes exchanged the outstanding OID Notes, and all amounts owed by the Company thereunder, for an aggregate of 316,000 shares of the Company’s 8% Series B convertible preferred stock (the “Series B Stock”). At the time of the exchange, all amounts due under the OID Notes were deemed to be paid in full and the OID Notes were cancelled.

Series B Purchases

On November 30, 2020, the Company entered into subscription agreements (each, a “Series B Stock Subscription Agreement”) with three accredited investors, pursuant to which the Company sold an aggregate of 233,500 shares of Series B Stock for aggregate gross proceeds of $233,500.

EMA Financial Financing

On November 30, 2020, the Company entered into a securities purchase agreement (the “SPA”) with EMA Financial, LLC, a Delaware limited liability company (“EMA”), pursuant to which the Company issued to EMA a nine-month 8% convertible promissory note in the principal amount of $260,000 (the “EMA Note”) for a $234,000 investment. The term of the EMA Note may be extended by EMA up to an additional year. EMA also has the right to purchase an additional nine-month convertible promissory note on the same terms and conditions.

If the Company fails to maintain the listing and trading and of its common stock, or does not comply with the SEC reporting obligations, such failure will result in liquidated damages of $15,000 payable to EMA, at its election, in cash or additional EMA Note.

EMA will have the right of first refusal to participate in future financings of the Company to the extent that such participation would not result in EMA and its affiliates beneficially owning more than 4.99% of the Company’s outstanding shares of common stock. If future financings of the Company have more favorable terms than the EMA Note, EMA will be entitled to such favorable terms. Failure to timely notify EMA of a financing will result in liquidated damages of $1,000 per day in cash, or, at the option of EMA, as additional EMA Note principal.

EMA has piggyback registration rights for shares issuable upon conversion of the EMA Note. Failure to register EMA’s shares will result in liquidated damages of 50% of the outstanding principal amount of the EMA Note, but not less than $25,000, payable to EMA, at its election, in cash or additional EMA Note principal.

If the Company engages in capital raising transactions, EMA may compel the Company to redeem up to 25% of the outstanding balance of the EMA Note from the gross proceeds of such transaction, or 100%, if such financing is $1,000,000 or greater.

EMA is entitled to liquidated damages of $250 for each business day that the delivery of unlegended shares is not timely made and, if the delivery is late for an aggregate of 30 days during any 360-day period, EMA may require the Company to redeem such shares at a price per share as set forth in the EMA Note.

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If delivery of the common stock issuable upon conversion the EMA Note is not timely made, the Company will pay EMA $250 per day in cash or, at the option of EMA, as additional EMA Note principal.

The SPA provides that the Company’s performance and payment obligations under the EMA Note are jointly and severally guaranteed by the Company’s subsidiaries.

If the EMA Note is not paid when due, it will bear interest at 24% per annum until paid.

The EMA Note is convertible into common stock of the Company at any time after 180 days from issuance, provided that no such conversion may be made that would result in beneficial ownership by EMA and its affiliates of more than 4.99% of the Company’s outstanding shares of common stock.

The conversion price of the EMA Note is equal to the lower of: (i) $0.06 per share, or (ii) 70% of the lowest trading price of the common stock during the ten consecutive trading days including and immediately preceding the conversion date. If an event of default as described in the EMA Note has occurred, EMA may elect to use a conversion price equal to the lower of: (i) the lowest traded price of the common stock on the trading day immediately preceding the date of issuance of the EMA Note, or (ii) 70% of either the lowest traded price or the closing bid price. The conversion price is also subject to a 15% discount if the Company’s common stock is chilled for DTC deposit or for certain other trading restrictions if the Company ceases to be a reporting company, or the EMA Note cannot be converted into free trading shares after 181 days from the issuance date.

If in connection with a merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, shares are changed into the same or a different number of shares of another class of stock or securities of the Company or another entity, or in case of any sale or conveyance of substantially all of the assets of the Company, EMA has the right to receive, in lieu of common stock, such securities or assets which EMA would have been entitled to receive if the EMA Note been converted in full immediately prior to such transaction.

If the Company makes a distribution of its assets to its common shareholders as a dividend, stock repurchase, or otherwise, EMA is entitled, to receive the amount of such assets which would have been payable to EMA with respect to shares issuable upon such conversion had such shares been converted.

If the Company issues convertible securities or rights to purchase securities or other property pro rata to its shareholders, EMA will be entitled to acquire such securities or rights upon the same terms as if the EMA Note had been converted.

The conversion price of the EMA Note will be subject to adjustment in the event of stock distributions, subdivisions, combinations, splits or reclassifications.

The Company pay prepay the EMA Note at any time until 180 days following the date of issuance of the EMA Note at a 105% premium if prior to 30 days, 115% if from 31 days through 60 days, 120% if from 61 days through 90 days, 125% if from 91 days through 120 days; 130% if from 121 days through 159 days; 135% if from 151 days through 180 days following the date of issuance of the EMA Note.

The EMA Note contains certain negative covenants, including restricting the Company from certain distributions, stock repurchases, borrowing, sale of assets, loans and exchange offers.

Upon the occurrence of an event of default as described in the EMA Note, the Note will become immediately due and payable at a default interest rate of 125% of the then outstanding principal amount of the EMA Note plus any other default interest or amounts owing to EMA or the parity value of common stock as calculated in accordance with the terms of the EMA Note.

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Quick Capital Financing

On December 17, 2020, the Company entered into a note purchase agreement (the “Purchase Agreement”) with Quick Capital, LLC, a Wyoming limited liability company (the “Quick Capital”), pursuant to which the Company issued Quick Capital a nine-month convertible promissory note in the principal amount of $113,587 (the “Note”) for a $100,000 investment, which included an original issuance discount of 8% and a $4,500 credit for Quick Captial’s transaction expenses. In connection with the Note issuance, Quick Capital was also issued a three-year warrant (the “Warrant”) to purchase up to an aggregate of 1,183,197 shares of the Company’s common stock at an exercise price of $0.05 per share (the “Warrant Shares”).

Quick Capital is entitled to a cash payment of $25,000 as liquidated damages for any failure to include all shares issuable upon the conversion of the Note and the exercise of the Warrant on any registration statement filed with the SEC. For twelve months following the issuance of the Note, Quick Capital will have the right of first refusal to participate in future financings proposed to the Company by bonafide third parties on the same terms as such third party. If the Company receives cash proceeds, the Quick Capital has the right to require that such proceeds be used to repay outstanding amounts under the Note.

The Company must use its best efforts to uplist its common stock to NASDAQ or the New York Stock Exchange within 90 days of the issuance of the Note.

The Note may be prepaid in whole or in part, subject to a 10% premium if prepaid in the first 60 days of the term of the Note and a 30% premium thereafter.

The Note may be converted into shares of common stock at (i) a 30% discount to the lowest price per share of any debt or securities offering by the Company if the Company’s common stock is listed on NASDAQ or NYSE within 90 days of the Note issuance; (ii) the lesser of (A) $0.04 or (B) a 30% discount to the average of the two lowest closing prices during the ten trading days prior to the conversion date; (iii) $0.04 per share, upon an event of default as described in the Note. If delivery of conversion shares is not timely made, the Company is obligated to pay Quick Capital $2,000 for each day that the delivery is late as liquidated damages. The conversion price of the Note will be reduced if the Company issues common stock or grants derivative securities for consideration at a price less than the conversion price to the amount of the consideration of such dilutive issuance.

If the Company makes a distribution of its assets, Quick Capital will be entitled to receive the amount of such assets which would have been payable had Quick Capital been the holder of such shares on the record date for such distribution.

If the Company issues convertible securities or rights to purchase securities or other property pro rata to its common shareholders, Quick Capital will be entitled to acquire such securities or rights upon the same terms as if Quick Capital had converted the Note.

The Note also contains certain restrictive covenants limiting the Company’s ability to repurchase its securities, incur debt, sell its assets, make loans, or engage in exchange offers.

If the Company receives cash proceeds from any source, Quick Capital has the right to require the Company to apply such proceeds to repay outstanding amounts owed under the Note.

If an event of default, as described in the Note, occurs, the Note will become immediately due and payable in an amount equal to (i) 150% of the then outstanding principal amount of the Note plus any other default interest or amounts owing to Quick Capital or (ii) the parity value of common stock as calculated in accordance with the terms of the Note.

Quick Capital is entitled to the same terms of future financings of the Company that are more favorable than the terms of the Note.

The Warrant provides, among other things, that if the Warrant Shares are not timely delivered, the Company will be obligated to pay $3,000 per day as liquidated damages. If there is no effective registration statement covering the Warrant Shares, Quick Capital may exercise the Warrant on a cashless basis in accordance with the terms of the Warrant. The exercise price and number of Warrant Shares are subject to adjustment in the event of certain corporate actions as described in the Warrant, including stock dividends, distributions, stock splits and dilutive issuances. Upon the occurrence of certain fundamental transactions including mergers, the sale of all of the Company’s assets and tender offers, Quick Capital will be entitled to alternative consideration related to those transactions.

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The Note may not be converted and the Warrant may not be exercised if after giving effect to such conversion or exercise, as the case may be, Quick Capital and its affiliates would beneficially own more than 4.99% of the outstanding common stock of the Company.

The foregoing descriptions of the Debt Exchange Agreement, Series B Stock Subscription Agreement, SPA, EMA Note, Purchase Agreement, Note and Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are attached hereto as Exhibits 10.41, 10.42, 10.43, 10.44, 10.45, 10.46 and 10.47, respectively, and are incorporated herein by reference.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated by reference in this Item 2.03.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01, regarding the issuance of the EMA Note, the Note and the Warrant is incorporated herein by reference in this Item 3.02. The EMA Note, the Note and the Warrant described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is included in this Current Report:

Exhibit No.	Description
10.41	Form of Debt Exchange Agreement (incorporated by reference to Exhibit 10.33 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 6, 2020)
10.42	Form of Series B Subscription Agreement (incorporated by reference to Exhibit 10.35 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 6, 2020)
10.43	Securities Purchase Agreement, dated November 30, 2020, between the Company and EMA Financial, LLC
10.44	8% Convertible Promissory Note, dated November 30, 2020, issued to EMA Financial, LLC
10.45	Note Purchase Agreement, dated December 17, 2021, between the Company and Quick Capital, LLC
10.46	8% Convertible Promissory Note, dated December 17, 2021, issued to Quick Capital LLC
10.47	Common Stock Purchase Warrant, dated December 17, 2021, issued to Quick Capital, LLC

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROM SOCIAL ENTERPRISES, INC.

Date: February 12, 2021	By:	/s/ Darren Marks
Darren Marks Chief Executive Officer and President

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